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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     JULY 11, 2003
                                                         -----------------------

                               SSP SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-26227                 33-0757190
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                 17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (949) 851-1085
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         SSP Solutions, Inc. issued a press release on July 11, 2003 announcing that Dr. Gregory J. Clark resigned from the company's board of directors. A copy of the press release is attached to this report as Exhibit 99.1.

         The company is seeking a replacement director in order to meet Nasdaq requirements regarding the number of independent directors.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exh. No.     Description
                  --------     -----------

                  99.1 Press release dated July 11, 2003 relating to resignation of Gregory J. Clark




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2003            SSP SOLUTIONS, INC.

                                 By:  /s/ THOMAS E. SCHIFF
                                     -------------------------------------------
                                      Thomas E. Schiff, Chief Financial Officer




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                         EXHIBIT FILED WITH THIS REPORT

Exh. No.            Description
--------            -----------

   99.1 Press release dated July 11, 2003 relating to resignation of Gregory J. Clark